SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. ____)

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Filed by a Party other than the Registrant [X]

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[  ]           Preliminary Proxy Statement
[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ]           Definitive Proxy Statement
[X]           Definitive Additional Materials
[  ]           Soliciting Material under Rule 14a-12

BIGLARI HOLDINGS INC.
(Name of Registrant as Specified in its Charter)

Nicholas J. Swenson
Groveland Capital LLC
Groveland Hedged Credit Fund LLC
Groveland Master Fund Ltd.
Seth G. Barkett
Thomas R. Lujan
James W. Stryker
Ryan P. Buckley
Stephen J. Lombardo III
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[ ]
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Filed by Groveland Group

The Groveland Group (as defined herein) issued two press releases on April 6, 2015.  A copy of each press release is being filed herewith under Rule 14a-6 of the Securities Exchange Act of 1934, as amended, by the Groveland Group.

Important Information

The Groveland Group (whose members are identified below) has nominated Nicholas J. Swenson, James W. Stryker, Stephen J. Lombardo III, Thomas R. Lujan, Ryan P. Buckley, and Seth G. Barkett as nominees to the board of directors of Biglari Holdings Inc. (the “Company”), and is soliciting votes for the election of Nicholas J. Swenson, James W. Stryker, Stephen J. Lombardo III, Thomas R. Lujan, Ryan P. Buckley, and Seth G. Barkett as members of the Company’s board of directors (the “Groveland Nominees”).  The Groveland Group has sent a definitive proxy statement, WHITE proxy card and related proxy materials to shareholders of the Company seeking their support of the Groveland Nominees at the Company’s 2015 Annual Meeting of Shareholders.  Shareholders are urged to read the definitive proxy statement and WHITE proxy card because they contain important information about the Groveland Group, the Groveland Nominees, the Company and related matters.  Shareholders may obtain a free copy of the definitive proxy statement and WHITE proxy card  and other documents filed by the Groveland Group with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at www.sec.gov.  The definitive proxy statement and other related SEC documents filed by the Groveland Group with the SEC may also be obtained free of charge from the Groveland Group.

Participants in Solicitation

The “Groveland Group” currently consists of the following persons who are participants in the solicitation from the Company’s shareholders of proxies in favor of the Groveland Nominees: Groveland Master Fund Ltd. (formerly known as Groveland Hedged Credit Master Fund Ltd.), Groveland Hedged Credit Fund LLC, Groveland Capital LLC, Nicholas J. Swenson, and Seth G. Barkett.  Along with the Groveland Group, the following are also participants in the solicitation: James W. Stryker, Stephen J. Lombardo III, Thomas R. Lujan, and Ryan P. Buckley.  The participants may have interests in the solicitation, including as a result of holding shares of the Company’s common stock.  Information regarding the participants and their interests may be found in the Groveland Group’s definitive proxy statement, as filed with the SEC on March 11, 2015.

For Immediate Release

Egan-Jones Recommends Biglari Holdings Shareholders Elect All
of Groveland Group’s Director Nominees

Independent Proxy Advisory Firm Sees More Obstacles and Costs If Reform Is Delayed

Believes Groveland’s Director Nominees to Be the Best Choice Available to Shareholders

Groveland Encourages Biglari Holdings Shareholders to Vote the WHITE Proxy Card

MINNEAPOLIS, April 6, 2015 – Groveland Capital LLC (the "Groveland Group") today commented on a report issued by Egan-Jones Proxy Services (“Egan-Jones”), a leading independent proxy advisory firm, recommending that shareholders of Biglari Holdings, Inc. (NYSE: BH, the “Company”) FULLY SUPPORT Groveland’s proxy and elect ALL of its six director nominees by voting the WHITE Proxy Card at the Company’s 2015 Annual Meeting of Shareholders scheduled for Thursday, April 9, 2015.

The Groveland Group has nominated six independent professionals for the Board of Directors of Biglari Holdings and is soliciting votes from fellow Biglari Holdings’ shareholders for the election of these individuals at Biglari Holdings’ annual meeting. The Groveland Group’s six highly qualified and experienced nominees include: Nicholas J. Swenson, James W. Stryker, Thomas R. Lujan, Stephen J. Lombardo, III, Ryan P. Buckley and Seth G. Barkett.

In issuing its recommendation, Egan-Jones noted, “In our opinion, the current board and management [of Biglari Holdings] has failed to uphold practices of good governance and conduct itself in a way that is at least intended to be beneficial to all shareholders. It is our belief that as long as the current board and management remain in control, this undesirable course will continue. While we are concerned by the costs shareholders will incur should a change in control occur, we believe allowing the Licensing Agreement to alter our recommendation will only encourage similar and more costly techniques in the future at this and other companies. FOR THESE REASONS, WE RECOMMEND FULLY SUPPORTING THE DISSIDENT PROXY AND BOARD NOMINEES.”

Egan-Jones' review centered on the Groveland Group’s proposals in the context of maximizing shareholder value, based on publicly available information. Specifically, Egan-Jones stated in its April 9, 2015, report1:

●
“Bearing in mind the governance, performance issues and ever more creative challenges to future change in control at this firm, we see no choice but to recommend a vote for the [Groveland Group] dissident directors at this time.”

●	“…we believe the dissident nominees to be the best choice available to shareholders at this time to protect their investment in the Company…”

●	“Giving the current board additional time in control of the Company will only allow them to put in place more obstacles and costs to any future change in control.”

●
“We are disturbed by the recent performance of the Company under current management, including a TSR of -11% during previous fiscal year, as well as a continuing lack of concern, in our opinion, for the principles of good governance by the board.”

1

●
“We believe that the 2013 Licensing Agreement, which was unanimously approved by the [Company’s] Governance, Compensation and Nominating Committee of the board of directors, and mandates up to $100 million in payments to [Biglari Holdings CEO] Mr. Biglari should there be a change in control at the Company, proves to our satisfaction at least, that the board is not independent and it is putting the interests of management (Mr. Biglari) ahead of the interests of other shareholders.”

Accordingly, Egan-Jones concluded and recommended that Biglari Holdings’ shareholders vote FOR Groveland’s proxy and elect ALL of its six director nominees, thus replacing the entire incumbent board.

Nick Swenson, Principal and Founder of Groveland Capital, stated: “"We fully agree with Egan-Jones’ assessment that NOW is the time to reform Biglari Holdings. Extremely poor corporate governance practices at Biglari Holdings have heavily influenced Egan-Jones. In their report, they view the Groveland Group as the best choice available to affect reform at the Company.”

Added Mr. Swenson, “We are pleased with Egan-Jones’ recommendation that BH shareholders elect all of Groveland’s director nominees by voting the WHITE Proxy Card. The overwhelming support from this highly regarded, independent proxy advisory firm reinforces our conviction that now is the time to reform and positive change at Biglari Holdings. The Groveland Group is intent on driving shareholder value now and over the long-term at the Company.”

AS EGAN-JONES HAS RECOMMENDED TO VOTE FOR THE GROVELAND PROXY AND ITS ENTIRE DIRECTOR NOMINEES, GROVELAND ENCOURAGES ITS FELLOW SHAREHOLDERS TO CHECK THE POWER OF BIGLARI HOLDINGS CEO MR. SARDAR BIGLARI AND THE BOARD BY VOTING THE WHITE PROXY CARD.

The Groveland Group press release along with other materials related to the Biglari Holdings proxy contest is available on the website www.ReformBH.com and on the SEC’s website www.sec.gov.

VOTE THE WHITE PROXY CARD TO REFORM BIGLARI HOLDINGS.

Your Vote Is Important – No Matter How Many Or How Few Shares You Own

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

D.F. KING & CO., INC.  Shareholders Call Toll-Free: 877-283-0325 Banks and Brokers May Call Collect: 212-269-5550

REMEMBER:

We urge you NOT to sign any Blue proxy card sent to you by the Company. If you have already done so, you have every right to change your vote by signing, dating and returning the enclosed WHITE proxy card TODAY in the postage-paid envelope provided. If you hold your shares in Street-name, your custodian may also enable voting by telephone or by Internet -- please follow the simple instructions provided on your WHITE proxy card.

About Groveland Capital LLC

Groveland Capital LLC is an Investment Advisor based in Minneapolis, MN. Groveland Capital is nimble advisory focused on unearthing unique investment opportunities. Our insight and global network is complemented by our billion dollar+ fund experience and expertise. Our investment strategy is to acquire stakes in undervalued and/or underperforming companies. When necessary, we seek board representation and advocate for improvements in financial performance, capital allocation, and corporate governance for the benefit of all shareholders.

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Important Information

The Groveland Group (whose members are identified below) has nominated Nicholas J. Swenson, James W. Stryker, Stephen J. Lombardo III, Thomas R. Lujan, Ryan P. Buckley, and Seth G. Barkett as nominees to the board of directors of Biglari Holdings Inc. (the “Company”), and is soliciting votes for the election of Nicholas J. Swenson, James W. Stryker, Stephen J. Lombardo III, Thomas R. Lujan, Ryan P. Buckley, and Seth G. Barkett as members of the Company’s board of directors (the “Groveland Nominees”). The Groveland Group has sent a definitive proxy statement, WHITE proxy card and related proxy materials to shareholders of the Company seeking their support of the Groveland Nominees at the Company’s 2015 Annual Meeting of Shareholders. Shareholders are urged to read the definitive proxy statement and WHITE proxy card because they contain important information about the Groveland Group, the Groveland Nominees, the Company and related matters. Shareholders may obtain a free copy of the definitive proxy statement and WHITE proxy card and other documents filed by the Groveland Group with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at www.sec.gov. The definitive proxy statement and other related SEC documents filed by the Groveland Group with the SEC may also be obtained free of charge from the Groveland Group.

Participants in Solicitation

The “Groveland Group” currently consists of the following persons who are participants in the solicitation from the Company’s shareholders of proxies in favor of the Groveland Nominees: Groveland Master Fund Ltd. (formerly known as Groveland Hedged Credit Master Fund Ltd.), Groveland Hedged Credit Fund LLC, Groveland Capital LLC, Nicholas J. Swenson, and Seth G. Barkett. Along with the Groveland Group, the following are also participants in the solicitation: James W. Stryker, Stephen J. Lombardo III, Thomas R. Lujan, and Ryan P. Buckley. The participants may have interests in the solicitation, including as a result of holding shares of the Company’s common stock. Information regarding the participants and their interests may be found in the Groveland Group’s definitive proxy statement, as filed with the SEC on March 11, 2015. These materials may be accessed from the SEC's website free of charge.

1 Permission to use quotations neither sought nor obtained. Emphasis added.

###

Contacts

Investors:
Nick Swenson
Groveland Capital
inquiries@grovelandcapital.com
612-843-4302

D.F. King & Co., Inc.
BHinfo@dfking.com
212-269-5550

Media:
Anthony Giombetti
Gio Public Relations
anthony@giombettipr.com
818-821-7530

3

For Immediate Release

Proxy Mosaic Interviews Groveland Group’s Nominees for Biglari Holdings Board

Discusses Campaign for Reform NOW at Biglari Holdings and Groveland’s Plans for Positive Change

Urges Shareholders to Listen to Audio Webcast and Vote the WHITE Proxy Card

MINNEAPOLIS, April 6, 2015 – Groveland Capital, LLC. (the "Groveland Group") announced today that it participated in an open-forum discussion about Biglari Holdings, Inc. (NYSE: BH), hosted by Proxy Mosaic, a leading proxy research and corporate governance firm, on Thursday, April 2, 2015. During the investor call, the Groveland Group emphasized the need to reform Biglari Holdings (the “Company”) NOW by voting the WHITE PROXY CARD. In addition, the Groveland Group outlined its plans for positive change at the Company.

Participating in the call was Nick Swenson, Principal and Founder of Groveland Capital, and Seth Barkett, Portfolio Manager of Groveland Capital. An audio webcast of the investor call hosted by Proxy Mosaic is available at https://www.proxymosaic.com/mosaic-dialogue/a-conversation-with-groveland-capital/.

The Groveland Group has nominated six independent professionals for the Board of Directors of Biglari Holdings and is soliciting votes from fellow Biglari Holdings’ shareholders for the election of these individuals at Biglari Holdings’ annual meeting, which is scheduled for Thursday, April 9, 2015. The Groveland Group’s six highly qualified and experienced nominees include: Nicholas J. Swenson, James W. Stryker, Thomas R. Lujan, Stephen J. Lombardo, III, Ryan P. Buckley and Seth G. Barkett.

Nick Swenson, Principal and Founder of Groveland Capital, stated: “We are pleased to have participated in an open dialogue with shareholders about our plans for reform and shareholder value creation at Biglari Holdings, Inc. Proxy Mosaic’s format provided us with a great opportunity to communicate our plans through a mediated interview followed by an engaging Q&A session.”

Added Mr. Swenson, “We are determined to assert shareholder rights and drive shareholder value at the Company. The incumbent board at Biglari Holdings has consistently demonstrated poor corporate governance practices, and the Company’s operating performance has declined substantially. We are giving shareholders a good choice with a solid plan of action designed to improve Biglari Holdings across the board. We are committed to driving shareholder value now and over the long-term.”

The audio webcast, along with other materials related to the Biglari Holdings proxy contest, is also available on the website www.ReformBH.com.

NOW IS THE TIME FOR POSITIVE CHANGE AT BIGLARI HOLDINGS. WE URGE YOU TO VOTE THE WHITE PROXY CARD.

If you have questions about how to vote your shares, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:

D.F. KING & CO., INC.  Shareholders Call Toll-Free: 877-283-0325 Banks and Brokers May Call Collect: 212-269-5550

REMEMBER:

We urge you NOT to sign any Blue proxy card sent to you by the Company. If you have already done so, you have every right to change your vote by signing, dating and returning the enclosed WHITE proxy card TODAY in the postage-paid envelope provided. If you hold your shares in Street-name, your custodian may also enable voting by telephone or by Internet -- please follow the simple instructions provided on your WHITE proxy card.

About Groveland Capital, LLC

Groveland Capital, LLC. is an Investment Advisor based in Minneapolis, MN. Groveland Capital is nimble advisory focused on unearthing unique investment opportunities. Our insight and global network is complemented by our billion dollar+ fund experience and expertise. Groveland Capital is led by a seasoned team of investment professionals who have continuity, vision and over a decade of experience executing key elements of our investment strategy. Groveland Capital founder and Principal, Nick Swenson, also has significant capital invested in the portfolio, aligning his interests with investors. Our investment strategy is to acquire stakes in undervalued and/or underperforming companies. When necessary, we seek board representation and advocate for improvements in financial performance, capital allocation, and corporate governance for the benefit of all shareholders.

Important Information

The Groveland Group (whose members are identified below) has nominated Nicholas J. Swenson, James W. Stryker, Stephen J. Lombardo III, Thomas R. Lujan, Ryan P. Buckley, and Seth G. Barkett as nominees to the board of directors of Biglari Holdings Inc. (the “Company”), and is soliciting votes for the election of Nicholas J. Swenson, James W. Stryker, Stephen J. Lombardo III, Thomas R. Lujan, Ryan P. Buckley, and Seth G. Barkett as members of the Company’s board of directors (the “Groveland Nominees”). The Groveland Group has sent a definitive proxy statement, WHITE proxy card and related proxy materials to shareholders of the Company seeking their support of the Groveland Nominees at the Company’s 2015 Annual Meeting of Shareholders. Shareholders are urged to read the definitive proxy statement and WHITE proxy card because they contain important information about the Groveland Group, the Groveland Nominees, the Company and related matters. Shareholders may obtain a free copy of the definitive proxy statement and WHITE proxy card and other documents filed by the Groveland Group with the Securities and Exchange Commission (“SEC”) at the SEC’s web site at www.sec.gov. The definitive proxy statement and other related SEC documents filed by the Groveland Group with the SEC may also be obtained free of charge from the Groveland Group.

Participants in Solicitation

The “Groveland Group” currently consists of the following persons who are participants in the solicitation from the Company’s shareholders of proxies in favor of the Groveland Nominees: Groveland Master Fund Ltd. (formerly known as Groveland Hedged Credit Master Fund Ltd.), Groveland Hedged Credit Fund LLC, Groveland Capital LLC, Nicholas J. Swenson, and Seth G. Barkett. Along with the Groveland Group, the following are also participants in the solicitation: James W. Stryker, Stephen J. Lombardo III, Thomas R. Lujan, and Ryan P. Buckley. The participants may have interests in the solicitation, including as a result of holding shares of the Company’s common stock. Information regarding the participants and their interests may be found in the Groveland Group’s definitive proxy statement, as filed with the SEC on March 11, 2015. These materials may be accessed from the SEC's website free of charge.
###

Contacts

Investors:
Nick Swenson
Groveland Capital
inquiries@grovelandcapital.com
612-843-4302

D.F. King & Co., Inc.
BHinfo@dfking.com
212-269-5550

Media:
Anthony Giombetti
Gio Public Relations
anthony@giombettipr.com
818-821-7530